EXHIBIT 99.1


From:    SANFORD TELLER COMMUNICATIONS
         1365 York Avenue                       [GRAPHIC OMITTED]
         New York, New York 10021
         (212) 717-0332


For:     MORTON'S RESTAURANT GROUP, INC.       FOR IMMEDIATE RELEASE
         325 North LaSalle Street              ---------------------
         Chicago, Illinois 60610
         (312) 923-0030
         www.mortons.com

                                                                   March 7, 2006

Contact: RONALD M. DINELLA, SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
         MORTON'S RESTAURANT GROUP, INC.

MORTON'S RESTAURANT GROUP, INC. REPORTS RESULTS FOR FISCAL 2005 FOURTH QUARTER AND FOR THE FISCAL 2005 YEAR ENDED JANUARY 1, 2006

Chicago, IL. March 7, 2006... Morton's Restaurant Group, Inc. (NYSE:MRT) today reported unaudited financial results for its 2005 fiscal fourth quarter and its fiscal year ended January 1, 2006.

Highlights for the fourth quarter of fiscal 2005 as compared to the fourth quarter of fiscal 2004 were:

   o   Revenues increased 9.0% to $83.6 million.

   o   Comparable restaurant revenues increased 2.9%.

   o After a $6.6 million pre-tax charge relating to the separation agreement with the Company's former President and Chief Executive Officer, the Company reported a net loss of $0.7 million compared to net income of $3.8 million for 2004. Fourth quarter 2004 results included pre-tax insurance benefits of $2.8 million for business interruption coverage and a $1.0 million gain on insurance proceeds, related to the September 2001 closing of the Morton's Steakhouse which was located in a building damaged by the World Trade Center attacks.


Highlights for fiscal year 2005 as compared to fiscal year 2004 were:

   o    Revenues increased 8.8% to $300.7 million.

   o    Comparable restaurant revenues increased 2.5%.

   o After a $6.6 million pre-tax charge relating to the separation agreement agreement with the Company's former President and Chief Executive Officer, the Company reported net income of $0.7 million compared to $1.7 million for 2004. Fiscal 2004 results included pre-tax insurance benefits of $2.8 million for business interruption coverage and a $1.0 million gain on insurance proceeds, related to the September 2001 closing of the Morton's Steakhouse which was located in a building damaged by the World Trade Center attacks.

Thomas J. Baldwin, Chairman, Chief Executive Officer and President of Morton's Restaurant Group, Inc. said: "We are very pleased to report that 2005 was a year of continued growth and expansion for Morton's, with strong record-setting revenues of more than $300 million, up 8.8% over fiscal 2004. We opened four new Morton's Steakhouses during 2005, giving us a total of 69 Morton's, all company-owned and operated."

FOURTH QUARTER OF FISCAL 2005 RESULTS

Revenues for the fourth quarter of fiscal 2005 increased 9.0% to $83.6 million from $76.7 million for the fourth quarter of fiscal 2004. The growth in revenues is attributable to a 2.9% increase in comparable restaurant revenues (13 weeks to 13 weeks) and revenues from five new restaurants (four opened in fiscal 2005 and one in fiscal 2004).

Food and beverage costs increased $1.6 million, to $27.3 million (32.6% of revenue) for the fourth quarter of fiscal 2005 from $25.7 million (33.5% of revenues) for the fourth quarter of fiscal 2004.

Restaurant operating expenses, which include labor, occupancy and other operating expenses, increased $5.3 million, or 16.9%, to $36.9 million (44.1% of revenues), for the fourth quarter of fiscal 2005 from the 2004 fourth quarter of $31.5 million (41.1% of revenues). Included in fiscal 2004 restaurant operating expenses are insurance benefits of $2.8 million (3.7% of revenues) for business interruption coverage related to the September 2001 closing of the Morton's Steakhouse which was located in a building damaged by the World Trade Center attacks.

Management fee paid to related party was $0.7 million for the fourth quarter of 2005 and 2004. The related management agreement was terminated in connection with the Company's Initial Public Offering ("IPO") on February 9, 2006.

Interest expense was $2.8 million for the fourth quarter of 2005 and 2004. This interest expense primarily related to the Company's 7.5% senior secured notes. We expect interest expense to decrease, as proceeds from the IPO were used to reduce debt.

After a $6.6 million pre-tax charge relating to the separation agreement with the Company's former President and Chief Executive Officer, the Company reported a net loss of $0.7 million compared to net income of $3.8 million in 2004. Fourth quarter 2004 results included pre-tax insurance benefits of $2.8 million for business interruption coverage and a $1.0 million gain on insurance proceeds, related to the September 2001 closing of the Morton's Steakhouse which was located in a building damaged by the World Trade Center attacks.

FISCAL YEAR 2005 FINANCIAL RESULTS

Revenues for fiscal 2005 increased 8.8% to $300.7 million from $276.3 million for fiscal year 2004. The growth in revenues is attributable to a 2.5% increase in comparable restaurant revenues (52 weeks to 52 weeks) and revenues due to the opening of five new restaurants (four in fiscal 2005 and one in fiscal 2004).

Management fee paid to related party, was $2.8 million for fiscal 2005 and fiscal 2004. The related management agreement was terminated in connection with the Company's IPO.

Interest expense was $10.9 million for fiscal 2005 and $11.5 million for fiscal 2004. This interest expense primarily related to the Company's 7.5% senior secured notes. We expect interest expense to decrease, as proceeds from the IPO were used to reduce debt.

After a $6.6 million pre-tax charge relating to the separation agreement with the Company's former President and Chief Executive Officer, the Company reported net income of $0.7 million in fiscal 2005 compared to $1.7 million in fiscal 2004. Fiscal 2004 results included pre-tax insurance benefits of $2.8 million for business interruption coverage and a $1.0 million gain on insurance proceeds, related to the September 2001 closing of the Morton's Steakhouse which was located in a building damaged by the World Trade Center attacks.

Details of Morton's reported results are included in the financial schedules that are a part of this release.

RESTAURANT DEVELOPMENT
The Company has executed leases to open new Morton's Steakhouse restaurants in Anaheim, CA; Coral Gables, FL; Ft. Lauderdale, FL; Houston, TX; Northbrook, IL and Troy, MI.

RECENT EVENTS
On February 9, 2006, Morton's Restaurant Group, Inc filed a final prospectus with the SEC and its stock started trading on the New York Stock Exchange ("NYSE") under the ticker symbol "MRT".


CONFERENCE CALL
Morton's Restaurant Group, Inc. (NYSE: MRT) has scheduled a conference call and webcast for investors at 5:00 p.m. ET today to discuss these results. Details of the conference call are as follows:

Date:             Tuesday, March 7, 2006

Time:             5:00 p.m. ET     (please dial in by 4:45 p.m.)

Dial-In #:        (800) 819-9193   U.S. & Canada
                  (913) 981-4911   International

Alternatively, the conference call will be webcast at WWW.MORTONS.COM under the "investor relations" tab.

ABOUT THE COMPANY
Morton's Restaurant Group, Inc. is the world's largest owner and operator of company-owned upscale steakhouse restaurants. Morton's Steakhouses have remained true to our founders' original vision of combining generous portions of high quality food prepared to exacting standards with exceptional service in an enjoyable dining environment.

As of January 1, 2006, the Company owned and operated 69 Morton's Steakhouses located in 60 cities across 28 states and four international locations (Toronto, Vancouver, Singapore and Hong Kong) and 4 Bertolini's Authentic
Trattoria restaurants.





FORWARD-LOOKING STATEMENTS

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED IN THIS NEWS RELEASE, THE MATTERS ADDRESSED ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, RISKS OF THE RESTAURANT INDUSTRY, INCLUDING A HIGHLY COMPETITIVE INDUSTRY WITH MANY WELL-ESTABLISHED COMPETITORS WITH GREATER FINANCIAL AND OTHER RESOURCES THAN THE COMPANY, THE IMPACT OF CHANGES IN CONSUMER TASTES, LOCAL, REGIONAL AND NATIONAL ECONOMIC AND MARKET CONDITIONS, RESTAURANT PROFITABILITY LEVELS, EXPANSION PLANS, DEMOGRAPHIC TRENDS, TRAFFIC PATTERNS, EMPLOYEE AVAILABILITY, BENEFITS AND COST INCREASES, PRODUCT SAFETY AND AVAILABILITY, GOVERNMENT REGULATION, THE COMPANY'S ABILITY TO MAINTAIN ADEQUATE FINANCING FACILITIES AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU SHOULD BE AWARE THAT THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.

                                      # # #

                        Morton's Restaurant Group, Inc.
                Consolidated Statements of Operations - Unaudited
          (Amounts in thousands, except per share and restaurant data)


                                             Fourth Quarter Ended       Fiscal Year Ended
                                            -----------------------  -----------------------
                                            January 1,   January 2,    January 1,  January 2,
                                               2006         2005         2006        2005
                                            ----------   ---------    ----------  ----------


Revenues                                      $ 83,568   $  76,653    $ 300,690   $  276,334

Food and beverage costs                         27,259      25,656       99,587       93,222
Restaurant operating expenses                   36,888      31,542      140,998      127,000
Pre-opening costs                                  243         506        2,293        1,059
Depreciation and amortization                    2,368       1,670        7,695        6,435
General and administrative expenses              6,212       4,938       22,643       18,949
Marketing and promotional expenses               1,390       1,471        5,472        8,472
Employee separation charge                       6,625           -        6,625            -
Management fee paid to related party               700         700        2,800        2,800
                                            ----------   ---------    ---------   ----------
     Operating income                            1,883      10,170       12,577       18,397
Gain on insurance proceeds                           -        (986)           -         (986)
Costs associated with the repayment of
  certain debt                                       -           -          174          264
Gain on sale of investment                           -           -         (664)           -
Interest expense, net                            2,770       2,804       10,856       11,510
                                            ----------   ---------    ---------   ----------

     (Loss) income before income taxes            (887)      8,352        2,211        7,609

Income tax (benefit) expense                      (165)      4,537        1,516        5,864
                                            ----------   ---------    ---------   ----------

     Net (loss) income                        $  (722)   $   3,815    $     695   $    1,745
                                            ==========   =========    =========   ==========

Net (loss) income per share:
Basic                                         $ (0.07)   $    0.38    $    0.07   $     0.17
Diluted                                       $ (0.07)   $    0.38    $    0.07   $     0.17


Shares used in computing net (loss)
income per share:
Basic                                       10,098.5     10,098.5      10,098.5     10,098.5
Diluted                                     10,098.5     10,098.5      10,098.5     10,098.5


Number of restaurants at:

Beginning of period                              73            69             69           68
End of period                                    73            69             73           69


                         Morton's Restaurant Group, Inc.
                           Margin Analysis - Unaudited
                                 (In thousands)


                                                        Fourth Quarter Ended
                                           -----------------------------------------------
                                              January 1, 2006          January 2, 2005

                                           ----------------------    ---------------------

Revenues                                   $  83,568     100.0%      $  76,653    100.0%

Food and beverage costs                       27,259      32.6%         25,656     33.5%
Restaurant operating expenses                 36,888      44.1%         31,542(1)  41.1%(1)
Pre-opening costs                                243       0.3%            506      0.7%
Depreciation and amortization                  2,368       2.8%          1,670      2.2%
General and administrative expenses            6,212       7.4%          4,938      6.4%
Marketing and promotional expenses             1,390       1.7%          1,471      1.9%
Employee separation charge (2)                 6,625(2)    7.9%(2)           -      0.0%
Management fee paid to related party (3)         700(3)    0.8%(3)         700(3)   0.9%(3)
                                           ---------                  --------
     Operating income                          1,883       2.3%         10,170     13.3%
Gain on insurance proceeds                         -       0.0%           (986)    (1.3)%
Interest expense, net (4)                      2,770(4)    3.3%(4)       2,804(4)   3.7%(4)
                                          ----------                   -------

     (Loss) income before income taxes          (887)     (1.1%)         8,352     10.9%

Income tax (benefit) expense                    (165)     (0.2%)         4,537      5.9%
                                          ----------                  --------

     Net (loss) income                    $     (722)     (0.9%)      $  3,815      5.0%
                                          ==========                  ========


NOTES:

(1) The fourth quarter of fiscal 2004 includes $2.8 million (3.7% of 2004 fourth quarter revenues) for business interruption insurance benefits related to the September 2001 closing of the Morton's Steakhouse which was located in a building damaged by the World Trade Center attacks.

(2) Represents 2005 fourth quarter charge relating to the separation agreement executed with the Company's former President and Chief Executive Officer.

(3) The related management agreement was terminated in conjunction with the Company's IPO on February 9, 2006.

(4) This interest expense primarily related to the Company's 7.5% senior secured notes. We expect interest expense to decrease, as proceeds from the IPO were used to reduce debt.


                         Morton's Restaurant Group, Inc.
                           Margin Analysis - Unaudited
                                 (In thousands)



                                                          Fiscal Year Ended
                                            -----------------------------------------------
                                               January 1, 2006          January 2, 2005
                                            ----------------------    ---------------------

Revenues                                     $300,690     100.0%        $276,334     100.0%

Food and beverage costs                        99,587     33.1%          93,222      33.7%
Restaurant operating expenses(1)              140,998     46.9%         127,000(1)   46.0%(1)
Pre-opening costs                               2,293      0.8%           1,059       0.4%
Depreciation and amortization                   7,695      2.6%           6,435       2.3%
General and administrative expenses            22,643      7.5%          18,949       6.9%
Marketing and promotional expenses              5,472      1.8%           8,472       3.1%
Employee separation charge (2)                  6,625(2)   2.2%(2)             -       0.0%
Management fee paid to related party (3)        2,800(3)   0.9%(3)        2,800(3)     1.0%(3)
                                           ----------                 ---------
     Operating income                          12,577      4.2%          18,397        6.7%
Gain on insurance proceeds                          -      0.0%            (986)      (0.4%)
Costs associated with the
repayment of certain debt                         174      0.1%             264        0.1%
Gain on sale of investment                       (664)    (0.2%)               -       0.0%
Interest expense, net (4)                      10,856(4)   3.6%          11,510(4)     4.2%(4)
                                           ----------                 ---------

    Income before income taxes                  2,211      0.7%           7,609        2.8%

Income tax expense                              1,516      0.5%           5,864        2.1%
                                           ----------                  --------

     Net income                               $   695      0.2%       $   1,745        0.6%
                                           ==========                 =========


NOTES:

(1) Fiscal 2004 includes $2.8 million (1.0% of fiscal 2004 revenues) for business interruption insurance benefits related to the September 2001 closing of the Morton's Steakhouse which was located in a building damaged by the World Trade Center attacks.

(2) Represents 2005 fourth quarter charge relating to the separation agreement executed with the Company's former President and Chief Executive Officer.

(3) The related management agreement was terminated in conjunction with the Company's IPO on February 9, 2006.

(4) This interest expense primarily related to the Company's 7.5% senior secured notes. We expect interest expense to decrease, as proceeds from the IPO were used to reduce debt.